Thinking Capital

Loan Agreement Page 1 of 4

This loan agreement (the "**Agreement**") is hereby entered into by and between Thinking Capital Financial Corporation, having its registered address at 4200 boulevard Dorchester, Suite 300, Montreal, Quebec H3Z 1V4 (the "**Lender**") and the borrower identified below (the "**Borrower**"), on ____________________.

BORROWER INFORMATION

Business Legal Name	Business Name (DBA)	Years Under Current Owner
Canadian Teleradiology Services Inc	Canadian Teleradiology Services	11-13 Years

Commercial Mailing Address	Physical Location Address	Number of Locations
85 Scarsdale Road Suite 304	85 Scarsdale Road Suite 304	

City	Province	Postal Code	City	Province	Postal Code
Toronto	ON	M3B 2R2	Toronto	ON	M3B 2R2

Email Address (Mandatory)	Business Phone	Business Fax	Current Payment Processor
mitch@medimagingcorp.com	(416) 546-1097		Other

OWNER/PARTNER/OFFICER 1

First Name	Last Name	Date of Birth	SIN	Ownership Percentage
[redacted]	[redacted]	[redacted]		100%

Home Address	Home Phone Number	Mobile Phone Number (Mandatory)
[redacted]		[redacted]

City	Province	Postal Code	Personal Email Address (Mandatory)
[redacted]	[redacted]	[redacted]	[redacted]

OWNER/PARTNER/OFFICER 2

First Name	Last Name	Date of Birth	SIN	Ownership Percentage

Home Address	Home Phone Number	Mobile Phone Number (Mandatory)

City	Province	Postal Code	Personal Email Address (Mandatory)

BUSINESS REFERENCES

Emergency Contact	Emergency Contact Phone Number/Email	Relation
[redacted]	[redacted]	[redacted]
Landlord Company Name	**Landlord Contact Name**	**Landlord Phone Number/Email**
[redacted]	[redacted]	[redacted]
Key Supplier Company Name	**Key Supplier Contact Name**	**Key Supplier Phone Number/Email**
[redacted]	[redacted]	[redacted]
Franchisor Company Name	**Franchisor Contact Name**	**Franchisor Phone Number/Email**
		[redacted]

SUMMARY OF LOAN TERMS

Approved Amount	$291,500	Initial Term of Loan: 12 Months	Number of Payments: 248
Requested Amount	$291,500	Initiation Fee	$8,745
Daily Reimbursement Amount	$1,419.35	Interest Rate (Initial Term)	20.75%

TOP-UP ADVANCES (SECTION 8 OF TERMS AND CONDITIONS)

Top-Up Advance #	Trigger Event	Top-Up Advance Amount	Top-Up Advance Fee
1	35% Repaid	$93,673.5	$4,372.5
2	60% Repaid	$161,991.5	$4,372.5
3	90% Repaid	$257,513.5	$4,372.5

OWNER 1 INITIALS

OWNER 2 INITIALS

22008983.1

SCHEDULE "A" TERMS AND CONDITIONS

1. **Loan.** The Approved Amount set out in the Summary of Loan Terms is the maximum amount that the Lender has agreed to lend to the Borrower. The initial advance to the Borrower (the "**Initial Loan**") will be in the amount of the Requested Amount set out in the Summary of Loan Terms, and will be disbursed in one (1) single advance, less the Initiation Fee set out in the Summary of Loan Terms, on a non-revolving basis. Once Initial Loan is repaid it cannot be re-borrowed (provided that Top-Up Advances, if any, may be made pursuant to Section 8 below). In no event shall the sum of the outstanding principal amount of the Initial Loan and the aggregate principal amount of all outstanding Top-Up Advances and other permitted borrowings hereunder exceed the Approved Amount. All advances will be made by the Lender to the Borrower in the form of an EFT (electronic funds transfer) directed to the Deposit Account (as defined in Section 6). The Initial Loan, together with all Top-Up Advances, if any, made from time to time hereunder, are together referred to herein as the "**Loan**".

2. **Initial Term.** This Agreement will remain in force until such time as the for the entire principal amount of the Loan, together with all accrued and unpaid interest thereon and any other amounts or other obligations owing by the Borrower to the Lender hereunder have been indefeasibly repaid in full. The full remaining principal amount of the Initial Loan, together with all accrued and unpaid interest shall be repayable in full at the end of the Initial Term specified in the Summary of Loan Terms (the "**Initial Term**"), unless required to be repaid earlier in accordance with the terms of this Agreement (including for an Event of Default (as defined in Section 12) or upon demand being made therefor). Notwithstanding anything else in this Agreement, the Loan is repayable at all times and from time to time, on demand. In the event a Top-Up Advance is made pursuant to Section 8, the term of the Loan will be extended to the date as advised by the Lender in the Notice of Top-Up Advance. The Initial Term, and any extension of such Initial Term pursuant to a Top-Up Advance are referred to collectively herein as the "**Term**".

3. **Interest.** The interest rate that applies to the Initial Loan is set out in the Summary of Loan Terms (the "**Initial Interest Rate**"). The Initial Interest Rate is not an annual rate, but rather is the rate of interest to be paid based on the Initial Term of the Initial Loan. The method for determining the annual rate of interest to which such Interest Rate is equivalent is set forth in Section 27 below. Interest on the Loan will be calculated daily based on the Term of the Loan and payable daily, both before and after demand, default and judgment. The Borrower acknowledges and agrees that the payments of interest, fees and other amounts set out in this Agreement to the Lender are fair based on the business terms of the Loan. In the event any Top-Up Advance is made, such advance will result in a change to the effective annual rate of interest on the Loan as set forth in Section 27.

4. **Initiation Fee.** The Borrower will pay the Lender the loan initiation fee set out in the Summary of Loan Terms to, amongst other things, defray the Lender's administrative costs associated with the Loan. The Initiation Fee will be deducted from the disbursement of the Initial Loan.

5. **Repayment of Loan.** The Borrower will repay the Loan, at the election of the Lender, either (i) through daily debiting ("**Daily Debiting**") of the Borrower's Deposit Account (as defined below in Section 6) of the Daily Reimbursement Amount set forth in the Summary of Loan Terms (as may be adjusted from time to time as a result of any Top-Up Advance), or (ii) by having the Daily Reimbursement Amount paid directly to the Lender in accordance with the split settlement mechanism ("**Split Settlement**") described in the payment processing agreement between the Borrower and a single payment processor or bank approved by the Lender (an "**Approved Processor**"). Notwithstanding the amortization option specified by the Lender as applicable to the Loan, the Loan will in all respects be and remain a demand loan, and nothing in this Agreement will in any way limit the ability of the Lender to demand repayment of the Loan at any time and for any reason. The Lender may elect at any time without notice to the Borrower to change repayment of the Loan from Daily Debiting to Split Settlement or from Split Settlement to Daily Debiting. Any such change shall not affect or change the amortization of the Loan or the Daily Reimbursement Amount. In addition, and without limiting its other rights and remedies hereunder, upon the occurrence of an Event of Default, the Lender may at its sole option require that repayment of the Loan be switched to Split Settlement by way of the greater of the Daily Reimbursement Amount and a fixed percentage of the Borrower's Daily Receipts, with such percentage to be determined by the Lender in its sole discretion. In the event that the Loan has not been repaid in full by the end of the Term, the Borrower will pay to the Lender on the first business day following the last day of the Term, by way of liquidated damages, an amount equal to 5% of the outstanding principal balance of the Loan on such date. In the event the Borrower requests to change the amortization or repayment frequency in respect of the Loan, and the Lender agrees to such change (which it may refuse in its sole discretion) the Borrower shall pay to the Lender a payment change fee equal to the lesser of (i) 5% of the outstanding principal balance of the Loan on the date of such change, and (ii) $1,000. The Borrower may voluntarily prepay the Loan prior to the end of the Term, subject to a prepayment fee of 5% of the principal amount prepaid. The Daily Debiting of the Borrower's Deposit Account or any other account of the Borrower is subject to the Canadian Payments Association rules and regulations governing Pre-Authorized Debits ("**PADs**") for businesses, including without limitation Rule H1. For the purposes of Rule H1, this Agreement serves as the PAD Agreement, and the Daily Debiting referred to above, and any other direct debits made by the Lender from any account of the Borrower authorized to be made herein shall constitute a PAD. Daily Debits shall occur at set intervals (i.e. daily) and shall initially be for fixed amounts as described above, but may convert to variables amounts in accordance with the terms of this Agreement. The Borrower specifically hereby authorizes the Lender to debit its Borrower's Deposit Account as set forth herein. It is acknowledged and agreed that the Daily Debiting of the Borrower's Deposit Account is for business purposes in respect of repayment of the Loan and the payment of interest and fees and other amounts owing thereon. The Borrower may revoke the authorization of the Lender to process Daily Debiting from the Borrower's Deposit Account by providing the Lender with no less than 30 days' written notice. Upon the Borrower providing such notice to the Lender, the full amount of the Loan, including all accrued interest and fees due and owing thereon will become immediately due and payable in full. The Borrower may obtain a sample cancellation form, or further information on its right to cancel Daily Debiting, from its financial institution or by visiting www.cdnpay.ca. The Borrower has certain recourse rights if any debit does not comply with this Agreement. For example, the Borrower has the right to received reimbursement for any debit that is not authorized or is not consistent with this Agreement. To obtain more information on the Borrower's recourse rights, the Borrower may contact its financial institution or visit www.cdnpay.ca. **The Borrower hereby specifically waives the pre-notification provisions of Sections 16(b)(ii) and (c)(ii) of Rule H1, such that the Lender will not be required to notify the Borrower in advance of the due date of any Daily Debiting, the change in the payment dates or frequency of the Daily Debiting, or any change in the amount of the Daily Debiting made in accordance with this Agreement.**

6. **Deposit Account.** (i) The bank account in which the Borrower's debit and credit card receipts are deposited (the "**Deposit Account**") will be the exclusive account into which the Approved Processor remits all credit card or debit card receivables, (ii) the Borrower will not direct or authorize the Approved Processor to make any payments relating to the credit card or debit card receivables to any account other than the Deposit Account, and (iii) all Deposit Account agreements may be amended or terminated only with the prior written consent of the Lender. Upon request by the Lender, the Borrower will enter into a similar account agreement with a new banking institution acceptable to the Lender to move the Deposit Account to an alternative institution. The Borrower assumes all liabilities in respect of Deposit Accounts and agreements with banks in respect thereof. The Borrower will, upon demand from the Lender, provide the Lender with current bank statements for the Deposit Account and any other account maintained and used by the Borrower.

7. **Daily Remittances.** The Borrower will cause the Approved Processor to deliver to the Lender, on a daily basis, in a format acceptable to the Lender, a record from the Approved Processor reflecting the total gross dollar amount of the preceding day's debit and credit card transactions processed by Approved Processor for the Borrower, irrespective of whether such amount consists of sales, taxes or other amounts collected by the Borrower from its customers ("**Daily Receipts**"); Daily Receipts processed on Saturday and Sunday and Monday will be collected upon on Tuesday. In the event that the Borrower changes the Approved Processor without the Lender's prior approval or the Borrower ceases, for any reason whatsoever, to process debit and credit cards payment with the Approved Processor while remaining in business, the Lender will be entitled to debit the Borrower's Deposit Account (or any other account of the Borrower) on any day thereafter for an amount equal to the greater of the Daily Reimbursement Amount and five percent (5%) of the balance outstanding on the Loan on such day.

8. **Top-Up Advances.** The Borrower may be eligible for up to three additional advances (the "**Top-Up Advances**"). Upon the Borrower having repaid 35% of the owed amount, and the Borrower and the Loan otherwise being in good standing hereunder, the Borrower may be eligible for the first Top-Up Advance **as indicated in the Agreement.** Upon the Borrower having repaid 60% of the owed amount, and the Borrower and the Loan otherwise being in good standing hereunder, the Borrower may be eligible for the second Top-Up Advance as indicated in the Agreement. Upon the Borrower having repaid 90% of the owed amount of the Initial Loan, and the Borrower and the Loan otherwise being in good standing hereunder, the Borrower may be eligible for the third Top-Up Advance as indicated in the Agreement. In the event the Lender elects to provide a Top-Up Advance (which the Lender may elect to provide or not provide in its sole discretion), the Lender will provide notice to the Borrower of the pending Top-Up Advance (the "**Top-Up Notice**"). Unless the Borrower provides notice to the Lender prior to receiving the Top-Up Advance, the Borrower will be deemed to have accepted such Top-Up Advance and the Top-Up Advance (less the Advance Fee noted below) will be deposited in the form of an EFT (electronic funds transfer) directed to the Deposit Account within two business days. All Top-Up Advances are subject to an additional advance fee (the "**Advance Fee**") as specified in the Top-Up Notice and the other terms and conditions to be specified in the Top-Up Notice. Unless otherwise specified in the Top-Up Notice, the new end of Term will be structured to ensure that the Daily Reimbursement Amount remains the same. In the event that the Top-Up Notice specifies an adjustment to the Daily Reimbursement Amount, such adjusted Daily Reimbursement Amount shall become the Daily Reimbursement Amount for all purposes hereunder. The Borrower will have 10 business days following the deposit of the Top-Up Advance to contact the Lender and request that the Top-Up Advance be debited back to the Lender. In such event, provided such Top-Advance is in fact debited back to the Lender within two business days of such notification, the Borrower will not incur the additional Advance Fee associated with such Top-Up Advance and any interest accrued on such Top-Up Advance will be waived. Upon the expiry of such 10 business day period, if the Borrower has not contacted the Lender and debited the Top-Up Advance back to the Lender, the Top-Up Advance will form part of the Loan subject to this Agreement and the terms of this Agreement shall be deemed to be amended as specified in the Top-Up Advance Notice. In the event that the borrower opts out of receiving a Top-Up Advance, or requests that the Top-Up Advance be debited back to the Lender, or the Top-Up Advance is declined by the Lender (in its sole discretion), all future Top-Up advances are deemed to be declined.

9. **Evidence of Obligations.** The Lender will maintain an account evidencing the indebtedness and liabilities of the Borrower hereunder and the amounts of principal, interest and other amounts owing and paid from time to time hereunder. Such accounts maintained by the Lender shall, at all times and for all purposes, be conclusive evidence of the existence and amounts of the obligations of the Borrower therein recorded, absent manifest error.

10. **Representations and Warranties of the Borrower.** The Borrower hereby represents and warrants to the Lender (notwithstanding any investigation made at any time by the Lender) as follows on the date hereof and continuously so long as any amount is owing from the Borrower to the Lender hereunder: (i) All of the information provided by or on behalf of the Borrower to the Lender on its application and in connection with this Agreement and all other documents, certificates and instruments delivered in connection herewith, is true and correct; (ii) the Borrower is in compliance with all applicable laws, rules, regulations, permits, licenses, approvals, consents and other authorizations necessary to conduct its business; (iii) the Borrower has full power and authority to own and operate its properties and assets and to operate its business, (iv) the Borrower, and the individual(s) signing this Agreement on behalf of the Borrower, have full power and authority to enter into and perform the obligations of the Borrower under this Agreement, all of which have been duly authorized by all necessary and proper action and are not in contravention of the Borrower's articles or by-laws and other constating documents (including any shareholder or partnership agreement); (v) this Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binging obligation of the Borrower, enforceable against it in accordance with its terms; (vi) there is no claim, action, suit, demand, enforcement, arbitration or other proceeding or investigation pending or, to the Borrower's knowledge, threatened against the Borrower, involving a dispute of more than $5,000; (vii) the Borrower is the owner of its business premises and has presented documentation verifying ownership to the Lender, or occupies its business premises pursuant to a valid and enforceable lease or sublease, a true and complete copy of which has been furnished to the Lender; (viii) the Borrower has not entered into an agreement similar to this Agreement with another company or person for which any sums are still outstanding; (ix) the Borrower is not bankrupt, has not declared bankruptcy in the past 2 years and is not an undischarged bankrupt; (x) There are no security interests, liens, hypothecs or any encumbrances whatsoever against the Deposit Account or the Borrower's receivables; (xi) the Borrower and the Guarantor (as defined hereinafter) are not insolvent, do not have any outstanding payables past thirty (30) days and have no knowledge of any potential or real material changes to the Borrower, the Guarantor or their respective businesses pending in the next six (6) months, including any demands, executions, enforcement, crystallization of security or insolvency; (xii) the execution and delivery by the Borrower and the performance of its obligations under this Agreement will not constitute a breach or event of default under any other agreement between the Borrower and third parties or any law or regulation applicable to the Borrower; and (xiii) the proceeds of the Loan will be used solely for business purposes.

11. **Representations and Warranties of the Borrower (Sole Proprietor).** If the Borrower is a sole proprietor, in addition to the representations and warranties in Section 10, the Borrower hereby represents and warrants to the Lender (notwithstanding any investigation made at any time by the Lender) as follows on the date hereof and continuously so long as any amount is owing from the Borrower to the Lender hereunder: (i) If the Borrower is a sole proprietor located in Ontario, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia or the Northwest Territories, the Loan is being obtained and the proceeds will be used solely for a business purpose and not for a personal, family or household purpose; (ii) If the Borrower is a sole proprietor located in the Province of Alberta, the Loan is being obtained and the proceeds will be used for solely a business purpose other than farming, and not for a personal, family or household purpose; (iii) If the Borrower is a sole proprietor located in the Province of Saskatchewan, the Loan is being obtained and the proceeds will be used solely for a business purpose other than in connection with farm, ranch or feedlot operations, and not for a personal, family or household purpose; and (iv) If the Borrower is a sole proprietor located in the Province of Prince Edward Island, the Loan is being obtained and the proceeds will be used for a business purpose other than fishing or farming, and not for a personal, family or household purpose.

Conditions. The Lender may at any time and for any reason refuse to make advances, Top-Up Advances, including, without limitation, based on its own underwriting guidelines or, if (i) the Lender, is not satisfied with the Borrower's debit and credit cards transactions history received from the Approved Processor; (ii) the Lender is not satisfied with any information received regarding the Borrower; (iii) the Borrower is in default under this agreement, or (iv) for any other reason whatsoever in the Lender's sole and absolute discretion.

12. **Default.** The following will constitute an "**Event of Default**" under this Agreement: (i) the Borrower changes debit or credit card processor, adds a second debit or credit card processor or uses a debit or credit card processor other than an Approved Processor; (ii) the Borrower fails to direct all payments relating to the debit and credit card receivables exclusively to a Deposit Account or changes the Deposit Account without consent of the Lender and having provided the Lender with a copy of a new "void" cheque; (iii) the Borrower terminates or otherwise closes the Deposit Account; (iv) the Borrower refuses to accept a debit or credit card as a form of payment regardless of the amount of the sale; (v) the Borrower commits fraud or accepts an advance of the Loan hereunder with the intent to immediately or in the following twelve (12) months terminate its business; (vi) the Borrower obtains additional financing or advances or sells or margins any receivables without the express prior written consent of the Lender; (vii) the Borrower disposes of all or part business assets or any of the shares or other interests in the Borrower are sold or transferred without the express prior written consent of the Lender or the Borrower ceases to carry business in the ordinary course; (viii) the Borrower sells or hypothecates or grants a security interest on or otherwise encumbers its assets to another person, company or entity; (ix) any of the representations and warranties contained in this Agreement are not true and correct at all times; (x) the Borrower fails to make any remittance or payment provided for hereunder or pursuant to any settlement, arrangement or payment plan agreed upon by the parties in connection with this Agreement, or breaches any other covenants contained in this Agreement; (xi) the Borrower permits or suffers to exist any lien, security interest or hypothec against a Deposit Account or its receivables; (xii) a bankruptcy or insolvency order or receivership of either the Borrower or Guarantor is made or a general assignment or petition in bankruptcy of the Borrower or any Guarantor occurs; (xiii) the Loan or any fees or charges or any part thereof has not been paid in full to the Lender on or prior to the end of the Term of the Loan or following a demand for repayment by the Lender; (xiv) the Borrower relinquishes control of the day to day operations of the business however caused; or (xv) the Borrower's Deposit Account is frozen, suspended, garnished or cancelled for any reason whatsoever. Any act or omission carried out by an affiliate, shareholder, director, officer, employee or agent of the Borrower that, if carried out by the Borrower itself, would be an Event of Default, will be deemed to be an Event of Default hereunder.

13. **Remedies.** Upon the occurrence of an Event of Default, the Lender will be entitled to all remedies available at law and in equity (including in its capacity as a secured creditor under applicable personal property security law or otherwise), as well as the right to terminate this Agreement and recover by EFT, by Split Settlement, by Daily Debiting or via other means acceptable to the Lender from the Deposit Account or any other account maintained by the Borrower the balance owing under the Loan, plus any accrued interest. In any action for breach of the agreement, the Lender will be entitled to damages equal to the aggregate amount outstanding under the Loan, plus interest accrued, less the amount received by the Lender from remittances to the said date, together with legal costs and a fee amounting to the greater of $500 or 2% of the amount outstanding at the time of such Event of Default, which shall be paid as liquidated damages. In the event that any payment to be made by the Borrower hereunder, whether by cheque, credit card or pre-authorized debit, is refused for insufficiency of funds or for any other reason whatsoever (an "**NSF Payment**"), the Lender will be entitled to charge to the Borrower, for the first NSF Payment, no charge, and for each subsequent NSF Payment, an NSF fee of $50, provided that in no event will the Lender accept more than three (3) NSF Payments during the Term of the Loan.

14. **Access.** The Borrower hereby acknowledges and agrees that, in order to verify the Borrower's compliance hereunder, the Lender's representatives will have a right of access to any premises where the Borrower conducts business and to be provided with any data, report or documentation pertaining to the Borrower's credit and debit cards processing. In the event that such on-site inspection is made by the Lender in accordance with the foregoing, the Borrower hereby agrees to pay to the Lender a $400 charge for reimbursement of the Lenders' out-of-pocket expenses for each site visited by the Lender's representatives.

15. **CONSENT AS TO PERSONAL BACKGROUND INFORMATION.** THE BORROWER AND THE GUARANTOR AUTHORIZE THE LENDER, AS OF THE DATE HEREOF, TO CONDUCT ANY BACKGROUND AND FINANCIAL EXAMINATIONS OF THE BORROWER THAT THE LENDER MAY DEEM NECESSARY. SUCH BACKGROUND AND FINANCIAL EXAMINATIONS MAY, AT THE DISCRETION OF THE LENDER, EXTEND TO THE BORROWER'S OWNERS AND ANY GUARANTOR AND MAY INCLUDE THE LENDER OBTAINING CREDIT AND OTHER BACKGROUND INFORMATION FROM THIRD PARTIES, INCLUDING WITHOUT LIMITATION, CREDIT AGENCIES. THE LENDER MAY ALSO REQUIRE ADDITIONAL INFORMATION, DOCUMENTS OR CONSENTS IN ORDER TO CONDUCT SUCH BACKGROUND AND FINANCIAL EXAMINATIONS AND THE BORROWER UNDERTAKES TO PROVIDE THE LENDER WITH SAME, UPON DEMAND. THE INFORMATION CONCERNING THE BORROWER AND ITS AFFILIATES GATHERED UNDER THIS PROVISION SHALL BE USED FOR THE PURPOSES HEREOF OR FOR ANY OTHER LEGITIMATE COMMERCIAL PURPOSES AS THE LENDER MAY DEEM APPROPRIATE. THE BORROWER AND THE GUARANTOR FURTHER ACKNOWLEDGE THAT SUCH INFORMATION, INCLUDING ANY PERSONAL INFORMATION, MAY BE SHARED WITH THE LENDER'S PARTNERS, SERVICE PROVIDERS AND OTHER THIRD PARTIES FOR PURPOSES RELATING TO THE BORROWER'S APPLICATION, PROVIDED, HOWEVER, THAT ANY SUCH THIRD PARTY SHALL COVENANT IN WRITING OR BE BOUND BY LAW TO PROTECT THE CONFIDENTIALITY THEREOF.

16. **Governing Law.** With the exception of Section 20 of this Agreement which is to be governed by the laws of the Province of Quebec, this Agreement, and any documents contemplated by or delivered hereunder, or in connection with the Agreement are governed by, and are to be construed in accordance with the laws of the Province of Ontario, without regard to the principles of conflicts of law. It is agreed and understood by the Parties to this Agreement that all disputes and matters arising under, or in connection with the Agreement (whether arising under contract, tort, statute, or other legal theories) will be determined in accordance with the laws of the Province of Ontario to the exclusion of the laws of any other jurisdiction. The Parties to this Agreement hereby irrevocably and unconditionally attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario and all courts competent to hear appeals therefrom In the event any dispute or matter arising under, or in connection with this Agreement is results in a formal order or judgment of the court (the Order"), the Parties to this Agreement hereby irrevocably consent to an order, if necessary, domesticating the Order to whatever jurisdiction is proper to enforce the terms of the Order.

17. **Entire Agreement.** This Agreement consists of the Summary of Loan Terms, these terms and conditions and all Schedules attached hereto. This Agreement represents the entire understanding between the Borrower, the Lender and the Guarantor with respect to the matters contained herein, without any verbal or collateral representations which do not form part of this agreement, and it may be amended only by the consent of all parties hereto.

18. **Amendment and Wavier.** No amendment or waiver of any provision of this Agreement or consent to any departure by the Borrower from any provision thereof is effective unless it is in writing and signed by the Lender. Such amendment, wavier or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

19. **Granting of Security.** As continuing and collateral security for the due and punctual payment and performance of all present and future obligations and liabilities of the Borrower to Lender under this Agreement, the Borrower hereby grants a security interest to the Lender in all of the Borrower's present and after-acquired personal property (excluding 'Consumer Goods' as defined under the *Personal Property Security Act* (Ontario) and the last day of any lease). The Borrower acknowledges that value has been given, it has rights in the personal property in which a security interest is being granted (other than after-acquired personal property) and that the time of attachment of this security interest has not been postponed. The Borrower consents to the registration and perfection of such security interest by the Lender in any applicable registry as the Lender deems necessary or desirable. To the extent permitted by law, the Borrower hereby waives its right to receive a copy of any financing statement, financing change statement or verification statement in connection with the foregoing registrations and filings.

20. **Granting of Hypothec.** As continuing and collateral security for the due and punctual payment and performance of all present and future obligations and liabilities of the Borrower to the Lender under this Agreement, the Borrower hereby hypothecates in favour of the Lender all of the Borrower's rights, title and interests in and to the universality of all the Borrower's moveable property of every nature whatsoever, both present and future, corporeal and incorporeal for an amount equal to 125% of the original amount of the Loan. The Borrower hereby authorizes the registration of the hypothec granted herein at the Quebec Register of Personal and Moveable Real Rights (RPMRR) by the Lender or any affiliate or subsidiary thereof, or any assignee or designee thereof and/or record such other document or instrument as the Lender may deem necessary or desirable to perfect, protect and preserve the hypothec hereby granted.

21. **Borrower Not A Consumer.** In entering into this Agreement, the Borrower is acting in its capacity as a business enterprise and not as a consumer.

22. **Further Assurances.** The Borrower will promptly execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by the Lender or necessary for the Borrower to comply with the obligations, representations, warranties and covenants contained herein and will take any action consistent with the terms of this Agreement that may reasonably be requested by the Lender.

23. **Notices.** Any notice to the Lender required or permitted under this Agreement will be in writing and may be given by personal service, registered or first class mail, postage prepaid, to the address of the Lender as it appears above, or as changed through written notice to the Borrower. Any notice to the Borrower required or permitted under this Agreement will be in writing and may be given by personal service, registered or first class mail, postage prepaid, through electronic means or through the customer portal, to the address of the Borrower as it appears in the Loan application or to the email of the Borrower provided at the time of the making of the Loan application, or as changed through written notice to the Lender.

24. **Attorneys' Fees.** The Lender will be entitled to recover from the Borrower and the Borrower will indemnify and hold the Lender harmless from all legal costs associated with and/or resulting from the enforcement of its rights and remedies under this Agreement or at law.

25. **Severability, Assignment.** If any provision of this Agreement is found illegal, invalid or unenforceable, such finding will not affect any other provision of the Agreement. This Agreement will be deemed modified to the extent necessary to render enforceable the provisions hereunder. Notwithstanding anything in this Agreement to the contrary, the obligations, rights and liabilities of the Borrower or the Guarantor under this Agreement may not be assigned by the Borrower or the Guarantor without the prior written consent of the Lender in its sole discretion. The Lender will have the right to assign its rights and obligations pursuant to this Agreement to any third party without the Borrower's consent.

26. **Indemnification and Limitation of Liability of the Lender.** The Borrower hereby agrees to indemnify, defend and hold harmless the Lender from and against any claim, demand, loss, financial or otherwise, damage, liability or cost, including legal fees and expenses, caused by or from: (i) any intentional, negligent or innocent misrepresentation by the Borrower; (ii) a breach of the terms hereof; (iii) an Event of Default; (iv) negligence, fraud or intentional wrongdoing by the Borrower or any of its affiliates. Under no circumstances will the liability of the Lender hereunder exceed the amount of the Loan. Under no circumstances will the Lender be liable hereunder for any indirect, punitive or consequential damages.

27. **Interest Act.** For the purposes of this Agreement, whenever interest is calculated on the basis of a period less than or greater than the actual number of days in a calendar year, each rate of interest determined pursuant to such calculation expressed as an annual rate for the purpose of the *Interest Act* (Canada) is equivalent to such rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days used as the basis of such calculation. On the making of the first Top-Up Advance, and the corresponding Advance Fee and extension of the Term, the resulting effective annual interest rate will be equal to the interest rate (initial term) as indicated in the Agreement. On the making of the second Top-Up Advance, and the corresponding Advance Fee and extension of the Term, the resulting effective annual interest rate will be equal to the interest rate (initial term) as indicated in the Agreement. On the making of the third Top-Up Advance, and the corresponding Advance Fee and extension of the Term, the resulting effective annual interest rate will be equal to the interest rate (initial term) as indicated in the Agreement.

28. **Counterparts.** This Agreement may be executed electronically in one or more counterparts. Each counterpart will be deemed an original for all purposes, and all counterparts will together constitute one and the same instrument. This Agreement will be executed and delivered electronically, and electronic transmission of this Agreement evidencing execution will be effective as a valid and binding instrument for all purposes.

29. **Language.** The parties have requested that this Agreement be drawn in English language. *Les parties ont exigé que la présente entente soit rédigée en langue anglaise.*

THINKING CAPITAL CORPORATION (LENDER)

INTERNAL USE ONLY

By: ______________________ Date: ______________________ Print Name: Peter Mazoff

(Signature) Title: President

Thinking Capital

BORROWER

The individuals signing below declare and represent that: (i) they have read and understood the TERMS AND CONDITIONS set out in this Agreement, (ii) they have the signing authority to bind the Borrower to all terms and conditions stipulated in this Agreement and (iii) Borrower has taken all corporate or other proceedings necessary to authorize the execution and delivery of this Agreement by the Borrower and the Borrower's performance of its obligations hereunder.

Box 1 : Owner 1

Print Name	Title
[redacted]	Owner
[redacted] OWNER 1 SIGNATURE	[redacted] DATE

Box 2 : Owner 2

Print Name	Title
OWNER 2 SIGNATURE	DATE

Box 3 : Owner 3

Print Name	Title
OWNER 3 SIGNATURE	DATE

PERSONAL GUARANTEE

THE UNDERSIGNED ("GUARANTOR(S)"), AFTER HAVING REVIEWED AND UNDERSTOOD THE PRESENT AGREEMENT AND HAVING HAD THE OPPORTUNITY TO OBTAIN INDEPENDENT LEGAL ADVICE WITH RESPECT THERETO, GUARANTEE(S) THE FULL PAYMENT OF ALL AMOUNTS OWING BY, AND LIABILITIES AND OBLIGATIONS OF, THE BORROWER TO THE LENDER AND ASSUME(S) AND GUARANTEE(S) THE PERFORMANCE AND SATISFACTION OF ALL OF THE BORROWER'S COVENANTS, OBLIGATIONS AND LIABILITIES UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE OBLIGATION OF THE BORROWER TO INDEMNIFY LENDER. THIS GUARANTEE IS UNLIMITED, ABSOLUTE, UNCONDITIONAL AND IRREVOCABLE, AND IS BINDING UPON GUARANTOR AND ITS HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS. IF THERE IS MORE THAN ONE GUARANTOR, GUARANTOR AGREES THAT OBLIGATIONS HEREUNDER WILL BE JOINT AND SEVERAL WITH ANY OTHER GUARANTOR(S). GUARANTOR AGREES THAT THE LENDER MAY COLLECT AMOUNTS OWING TO IT HEREUNDER FROM IT INDEPENDENT AND IRRESPECTIVE OF THE LENDER'S REMEDIES AGAINST THE BORROWER OR THE EXERCISE THEREOF. GUARANTOR(S) AUTHORIZE(S) THE LENDER TO OBTAIN GUARANTOR(S) CREDIT REPORT AND/OR OTHER INVESTIGATIVE REPORTS ABOUT IT. GUARANTOR(S) GRANT(S) THE LENDER A PRE-AUTHORIZED RIGHT TO DEBIT AMOUNTS OWING BY IT HEREUNDER TO THE LENDER, FROM (I) THE BANK ACCOUNT APPEARING ON MY VOIDED CHEQUE ATTACHED HERETO AND (II) THE CREDIT CARD ACCOUNT IDENTIFIED ON THE ATTACHED AUTHORIZATION, SO LONG AS THERE IS ANY AMOUNT OWING FROM THE BORROWER TO THE LENDER HEREUNDER. IF THE GUARANTOR IS RESIDING IN THE PROVINCE OF QUEBEC, GUARANTOR ACKNOWLEDGES THAT THIS PERSONAL GUARANTY CONSTITUTES A "SURETYSHIP" BY VIRTUE OF SECTIONS 2333 AND FOLLOWING OF THE *CIVIL CODE OF QUEBEC* AND GUARANTOR WAIVES ANY RIGHT OF DIVISION AND/OR DISCUSSION AND SPECIFICALLY RENOUNCES TO THE APPLICATION OF SECTIONS 2362 AND 2363 OF THE *CIVIL CODE OF QUEBEC*. GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, DEMAND, PRESENTMENT, PROTEST AND NOTICE OF PROTEST. IN THE EVENT THE LIABILITIES OR OBLIGATIONS OF THE BORROWER ARE FOUND TO BE UNENFORCEABLE, VOID, VOIDABLE, ULTRA VIRES OR OTHERWISE AVOIDABLE BY THE BORROWER (AN "INDEMNIFIABLE CIRCUMSTANCE") THEN THE GUARANTOR SHALL AS A SEPARATE AND DISTINCT OBLIGATION INDEMNIFY THE LENDER FOR ANY LOSSES SUFFERED BY THE LENDER AS A RESULT OF THE EXISTENCE OF SUCH INDEMNIFIABLE CIRCUMSTANCE.

BOX 4 : Guarantor 1

Print Name	Home Telephone	Mobile Telephone		Date of Birth
[redacted]		[redacted]		[redacted]
Home Address	**City**	**Postal Code**	**Province**	**SIN**
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]
[redacted] GUARANTOR 1 SIGNATURE		[redacted] DATE		

BOX 5 : Guarantor 2

Print Name	Home Telephone	Mobile Telephone		Date of Birth
[redacted]		[redacted]		[redacted]
Home Address	**City**	**Postal Code**	**Province**	**SIN**
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]
[redacted] GUARANTOR 2 SIGNATURE		[redacted] DATE		

BOX 6 : Guarantor 3

Print Name	Home Telephone	Mobile Telephone		Date of Birth
Home Address	**City**	**Postal Code**	**Province**	**SIN**
GUARANTOR 3 SIGNATURE		DATE		

22008983.1